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                                                                     EXHIBIT 4.1

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                                WARRANT AGREEMENT

                                     between

                             CHART INDUSTRIES, INC.

                                       and

                               NATIONAL CITY BANK,

                                as Warrant Agent

                               September 15, 2003

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                                TABLE OF CONTENTS

SECTION 1.    Appointment of Warrant Agent.....................................1

SECTION 2.    Issuances........................................................1

SECTION 3.    Form of Warrant Certificates.....................................1

SECTION 4.    Execution of Warrant Certificates................................2

SECTION 5.    Registration and Countersignature................................2

SECTION 6.    Registration of Transfers and Exchanges..........................3

SECTION 7.    Duration and Exercise of Warrants................................4

SECTION 8.    Rights Upon Dissolution or Liquidation...........................7

SECTION 9.    Cancellation of Warrants.........................................7

SECTION 10.   Mutilated or Missing Warrant Certificates........................7

SECTION 11.   Reservation of Shares............................................8

SECTION 12.   Stock Exchange Listings..........................................8

SECTION 13.   Provision of Financial Information...............................8

SECTION 14.   Adjustment of Exercise Price and Number of Shares Purchasable
                 or Number of Warrants.........................................9

SECTION 15.   Fractional Shares...............................................14

SECTION 16.   Notices to Holders of Warrants..................................15

SECTION 17.   Warrant Agent...................................................16

SECTION 18.   Change of Warrant Agent.........................................18

SECTION 19.   Merger, Consolidation or Change of Name of Warrant Agent........19

SECTION 20.   Miscellaneous...................................................20

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                                WARRANT AGREEMENT

     This WARRANT AGREEMENT (this "Agreement"), dated as of September 15, 2003, is made and entered into by and between CHART INDUSTRIES, INC., a Delaware corporation (the "Company"), and NATIONAL CITY BANK, a national banking association (in its capacity as warrant agent hereunder, the "Warrant Agent").

                                 R E C I T A L S

     A. The Company proposes to effect a Amended Joint Prepackaged Reorganization Plan, dated September 3, 2003 (as further modified, supplemented or amended, the "Plan") pursuant to chapter 11 of title 11 of the United States Code, 11 U.S.C. (S)(S) 101 et seq., whereby, among other things, the Company proposes to issue 280,281 warrants (the "Warrants") entitling the holders of Old Chart Common Stock Interests (as defined in the Plan) to purchase initially an aggregate of up to 280,281 shares (as adjusted from time to time pursuant to this Agreement, the "Shares") of the Company's Common Stock, par value $0.01 per share ("Common Stock"), after the consummation of the Plan, such Warrants to be authorized and issued as of the Consummation Date (as defined in the Plan).

     B. The Warrant Agent, at the request of the Company, has agreed to act as the agent of the Company in connection with the issuance, registration, transfer, exchange, exercise and conversion of the Warrants.

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereto agree as follows:

     SECTION 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement; and the Warrant Agent hereby accepts such appointment, upon the terms and conditions hereinafter set forth.

     SECTION 2. Issuances. Subject to the provisions of this Agreement, in accordance with the terms of the Plan, on (and from time to time after) the Consummation Date, Warrants to purchase the Shares will be issued by the Company in the amounts and to the recipients specified in the Plan or as otherwise set forth herein. On, or as soon as reasonably practicable after, the Distribution Date (as defined in the Plan), the Company will deliver, or cause to be delivered, one or more Warrant Certificates (as defined below) evidencing the Warrants in accordance with the terms of the Plan or as otherwise set forth herein.

     SECTION 3. Form of Warrant Certificates. Subject to Section 6, the Warrants to be issued under the Plan to holders of Old Chart Common Stock Interests shall initially be issued in the form of one or more warrant certificates (the "Warrant Certificates") in substantially the form set forth in Exhibit A, the forms of election to exercise and of assignment to be printed on the reverse thereof in substantially the forms set forth in Exhibit B and Exhibit C hereto, together with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification

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and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Warrant Certificates, as evidenced by their execution of the Warrant Certificates.

     Each Warrant Certificate shall represent such number of the outstanding Warrants as specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate number of Shares purchasable upon the exercise of each Warrant may from time to time be reduced or increased, as appropriate, in accordance with the terms of this Agreement.

     SECTION 4. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its Chief Financial Officer or its President (each, an "Officer"). Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of any such Officer and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any Officer.

     If any Officer who shall have signed any of the Warrant Certificates shall cease to be such Officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such Officer had not ceased to be such Officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

     SECTION 5. Registration and Countersignature. The Warrant Agent shall, upon receipt of the Warrant Certificates duly executed on behalf of the Company, countersign one or more Warrant Certificates evidencing the Warrants and shall deliver such Warrant Certificates to or upon the written order of the Company. A Warrant Certificate shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof.

     No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that such Warrant Certificate so countersigned has been duly issued hereunder.

     The Warrant Agent shall keep, at an office designated for such purpose, books (the "Warrant Register") in which, subject to such reasonable regulations as it may prescribe, it shall register the Warrant Certificates and exchanges and transfers of outstanding Warrant Certificates in accordance with the procedures set forth in Section 6, all in form satisfactory to the Company and the Warrant Agent. No service charge shall be made for any exchange or registration of

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transfer of the Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer. The Warrant Agent shall have no obligation to effect an exchange or register a transfer unless and until any payments required by the immediately preceding sentence have been made.

     Prior to due presentment for registration of transfer or exchange of any Warrant in accordance with the procedures set forth in this Agreement, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered (the "Holder" of such Warrant) as the absolute owner of such Warrant (notwithstanding any notation of ownership or other writing made in a Warrant Certificate by anyone), for the purpose of any exercise thereof, any distribution to the Holder thereof and for all other purposes, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

     SECTION 6. Registration of Transfers and Exchanges.

     (a) When Warrant Certificates are presented to the Warrant Agent with a request:

          (i) to register the transfer of the Warrant Certificates; or

          (ii) to exchange such Warrant Certificates for an equal number of Warrant Certificates of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Warrant Certificates presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the Holder thereof or by his attorney, duly authorized in writing.

     (b) No Warrants, or Shares issuable upon exercise of the Warrants, shall be sold, exchanged or otherwise transferred in violation of the Securities Act of 1933, as amended (the "Securities Act"), or state securities laws. The Company or the Warrant Agent may require that, to the extent reasonable as a condition to any sale, exchange or transfer of a Warrant or such Shares that the Holder deliver to the Company and the Warrant Agent an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such sale, exchange or transfer is made in compliance with the Securities Act and all applicable state securities laws or pursuant to an exempt transaction under the Securities Act and state securities laws. The provisions of this paragraph (b) shall not apply to the exercise of any Warrant to the extent that the Shares issued upon such exercise (and any unexercised portion of the Warrant so exercised) shall be issued to the same Holder that exercised such Warrant.

     (c) The Warrant Certificates and the Shares issuable upon exercise of the Warrants shall bear such legends as the Company reasonably shall determine reflecting the restrictions in the immediately preceding Section 6(b).

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     (d) The Company and the Warrant Agent shall be obligated with respect to transfers and exchanges of Warrants as follows:

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign, in accordance with the provisions of Section 3 and this Section 6, Warrant Certificates as required pursuant to the provisions of this Section 6 and for the purpose of any distribution of Warrant Certificates contemplated by Section 14.

          (ii) All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrant Certificates surrendered upon such registration of transfer or exchange.

          (iii) No service charge shall be made to a Holder for any registration, transfer or exchange.

          (iv) Subject to Section 6(a) and this Section 6(d), the Warrant Agent shall, upon receipt of all information required to be delivered hereunder, from time to time register the transfer of any outstanding Warrants represented by Warrant Certificates in the Warrant Register, upon surrender of Warrant Certificates representing such Warrants at the Warrant Agent Office (as defined below), duly endorsed, and accompanied by a completed form of assignment, duly signed by the Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, such signature to be guaranteed by (x) a bank or trust company, (y) a broker or dealer that is a member of the National Association of Securities Dealers, Inc. or (z) a member of a national securities exchange. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee.

     SECTION 7. Duration and Exercise of Warrants.

     (a) The Warrants shall expire upon the earlier to occur of (i) 5:00 p.m., Eastern Time on September 15, 2010 or (ii) the time of consummation of a transaction constituting a Termination Event (as described in Section 14(c)) (the "Expiration Time"). At the Expiration Time, the Warrants will become void and of no value.

     (b) Subject to the provisions of this Agreement, including Section 14, each Warrant shall entitle the Holder thereof to purchase from the Company (and the Company shall issue and sell to such Holder) one fully paid and nonassessable Share at a price equal to $32.97 per share (as the same may be hereafter adjusted pursuant to Section 14, the "Exercise Price").

     (c) From and after the Consummation Date and until the Expiration Time, the Holder of a Warrant may exercise such Holder's right to purchase Shares by:

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          (i) providing written notice of such election ("Warrant Exercise
Notice") to exercise the Warrant to the Warrant Agent at the address set forth in Section 20(b) hereof, "Re: Chart Industries, Inc. Warrant Exercise", by certified mail, return receipt requested, by nationally recognized overnight courier service, by hand or by facsimile, no later than the Expiration Time, which Warrant Exercise Notice shall be in the form of an election to purchase Shares of the Company substantially in the form set forth in Exhibit B hereto, properly completed and executed by the Holder;

          (ii) delivering no later than 5:00 p.m., Eastern Time, on the business day immediately prior to the Settlement Date (as defined below) the Warrant Certificates evidencing such Warrants to the Warrant Agent; and

          (iii) paying the applicable Exercise Price multiplied by the number of Shares in respect of which such Warrants are being exercised (the "Exercise Amount"), together with any applicable taxes and governmental charges. The date three business days after a Warrant Exercise Notice is delivered is referred to for all purposes under this Agreement as the "Settlement Date."

     (d) The Exercise Amount shall be payable (i) in lawful money of the United States of America by wire transfer in immediately available funds of the Exercise Amount to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, (ii) by delivery of an official bank check or cashier's check in immediately available funds of the Exercise Amount to the Warrant Agent at its corporate office, (iii) by Cashless Exercise (as defined below), or (iv) by any combination of the foregoing, in each case no later than 5:00 p.m., Eastern Time, on the business day immediately prior to the Settlement Date.

     (e) Any exercise of a Warrant pursuant to the terms of this Agreement shall be irrevocable and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with its terms.

     A "Cashless Exercise" shall mean an exercise of a Warrant or Warrants without payment of the Exercise Price in cash by surrendering such Warrant or Warrants (represented by one or more Warrant Certificates) and, in exchange therefor, receiving such number of Shares equal to the product of (1) that number of Shares for which such Warrant or Warrants are exercisable and which would be issuable in the event of an exercise with full payment in cash of the Exercise Price and (2) the Cashless Exercise Ratio (as defined below). The "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Market Price (as defined in Section 14(b) below) per share of Common Stock on the date of exercise over the Exercise Price per share of Common Stock as of the date of exercise and the denominator of which is the Market Price per share of Common Stock on the date of exercise. A Holder may exercise all or any number of whole Warrants represented by a Warrant Certificate. Upon surrender of a Warrant Certificate representing more than one Warrant in connection with a Holder's option to elect a Cashless Exercise, such Holder must specify the number of Warrants for which such Warrant Certificate is to be exercised (without giving effect to such Cashless Exercise). All provisions of this Agreement shall be applicable with respect to a Cashless Exercise of a Warrant Certificate for less than the full number of Warrants represented thereby.

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     (f) The Warrant Agent shall:

          (i) examine all Warrant Exercise Notices and all other documents delivered to it by or on behalf of Holders as contemplated by the Warrant Certificates to ascertain whether, on their face, such Warrant Exercise Notices and any such other documents have been executed and completed in accordance with their terms and the terms of the Warrant Certificates. In each case where a Warrant Exercise Notice or other document appears on its face to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrants exists, the Warrant Agent shall endeavor to inform the appropriate parties (including the person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled;

          (ii) inform the Company of and cooperate with and assist the Company in resolving any reconciliation problems between Warrant Exercise Notices received and delivery of Warrants to the Warrant Agent's account;

          (iii) advise the Company no later than three business days after receipt of a Warrant Exercise Notice, of (A) the receipt of such Warrant Exercise Notice and the number of Warrants exercised in accordance with the terms and conditions of this Agreement, (B) the instructions with respect to delivery of the Shares deliverable upon such exercise, and (C) such other information as the Company shall reasonably require;

          (iv) notify, by such time as necessary to ensure a prompt closing, the Transfer Agent (as defined below) of the Common Stock with a copy to the Company, of such name or names as directed by the Holder in which to issue the Shares on the Settlement Date; and

          (v) subject to Common Stock being made available to the Warrant Agent by or on behalf of the Company for delivery to the Transfer Agent, liaise with, and endeavor to effect such delivery to, the Transfer Agent in accordance with its requirements.

     (g) As soon as practicable after the exercise of any Warrant, the Company shall issue, or otherwise deliver (or cause the Transfer Agent to deliver), in authorized denominations to or upon the order of the Holder of the Warrant Certificates evidencing such Warrant, by delivery to the address designated by such Holder in its Warrant Exercise Notice, a physical certificate representing the number of Shares to which such Holder is entitled, in fully registered form, registered in such name or names as may be directed by such Holder. If less than all of the Warrants evidenced by a Warrant Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the date of expiration for the Warrants, a new Warrant Certificate or Certificates shall be issued to or upon the order of the Holder for the remaining number of Warrants evidenced by the Warrant Certificate so surrendered, and the Warrant Agent is hereby authorized to countersign the required new Warrant Certificate or Certificates pursuant to the provisions of Section 6 and this Section 7.

     (h) If any filing or notification becomes necessary pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), based upon the planned exercise of one or more Warrants, the Holder thereof shall notify the Company of such

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requirement and the Holder and the Company shall, prior to exercise, make any necessary filings and notifications required to comply with the HSR Act at the Holder's sole expense, including supplying any required additional information or documents necessary for such notifications or filings. The Holder and the Company agree to cooperate with each other in connection with such filings and notifications, and to keep each other informed of the status of the proceedings and communications with any federal, state, local, municipal, foreign or other governmental agency, authority or body relating thereto. The Holder shall be required to pay all required filing fees under the HSR Act. The Holder agrees that prior to any exercise of a Warrant, if reasonably required by the Company, it shall certify to the Company the Holder's compliance with the foregoing and that any applicable waiting period under the HSR Act has expired. Each Holder by acceptance of a Warrant agrees to comply with the provisions of this Section 7(h).

     SECTION 8. Rights Upon Dissolution or Liquidation. Notwithstanding any other provision of this Agreement, in the event that, at any time after the date hereof and prior to the Expiration Time, there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall (or shall cause the Warrant Agent to) give notice by first-class mail to each Holder of an outstanding Warrant at such Holder's address as it appears on the Warrant Register maintained by the Warrant Agent, not less than twenty days before any date set for definitive action, of the date on which such dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the shares of record of Common Stock or other securities, if any, underlying the Warrants shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding up, as the case may be.

     SECTION 9. Cancellation of Warrants. If the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates representing such Warrants shall thereupon be delivered to the Warrant Agent and be canceled by it and retired. The Warrant Agent shall cancel all Warrant Certificates surrendered for exchange, substitution, transfer or exercise in whole or in part. Such canceled Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company.

     SECTION 10. Mutilated or Missing Warrant Certificates. If any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, and the Warrant Agent shall countersign and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of the loss, theft or destruction of such Warrant Certificate and the delivery of an affidavit of loss and bond of indemnity, and payment (if customarily required) of a reasonable bonding fee, in each case if requested by either the Company or the Warrant Agent, also reasonably satisfactory to them. Upon the issuance of any new Warrant Certificate under this Section 10, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable out-of-pocket expenses (including the fees and expenses of the Warrant Agent) in connection therewith.

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     SECTION 11. Reservation of Shares. For the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, the Company will at all times through the Expiration Time, reserve and keep available, free from preemptive rights and out of its aggregate authorized but unissued or treasury shares of Common Stock, the number of Shares deliverable upon the exercise of all outstanding Warrants, and the transfer agent for the Company's Common Stock (such agent, in such capacity, as may from time to time be appointed by the Company, the "Transfer Agent") is hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued or treasury shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Agreement on file with such Transfer Agent and with every transfer agent for any shares of the Company's capital stock issuable upon the exercise of Warrants pursuant to Section 7. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent stock certificates issuable upon exercise of outstanding Warrants, and the Company will supply such Transfer Agent with duly executed stock certificates for such purpose.

     Before taking any action that would cause an adjustment pursuant to Section 14 reducing any Exercise Price below the then par value (if any) of the Shares issuable upon exercise of the Warrants, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares at such Exercise Price as so adjusted.

     The Company covenants that all Shares issued upon exercise of the Warrants will, upon delivery of the Company assuming payment in full of the Exercise Price therefor, be fully paid and nonassessable and free from all taxes, liens, charges and security interests of any nature whatsoever other than such liens, charges and security interests granted by the Holder.

     SECTION 12. Stock Exchange Listings. So long as any Warrants remain outstanding, if the Shares are (i) listed on a national securities exchange or
(ii) listed for quotation on the Nasdaq National Market System or any other over-the-counter quotation system, the Company will use commercially reasonable efforts to have each of the Shares reserved for issuance hereunder listed on such exchange or system.

     SECTION 13. Provision of Financial Information.

     (a) So long as any Warrants remain outstanding and the Company is required to file annual reports, quarterly reports and other documents with the Securities and Exchange Commission (the "SEC") pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Reports"), the Company (i) will file the Reports with the SEC when due and (ii) if listed on a national securities exchange or listed for quotation on a national market system or other over-the-counter quotation system, will make the Reports generally and readily available as required by the appropriate listing standards.

     (b) So long as any Warrants remain outstanding and in the event the Company is not required to file Reports with the SEC, the Company shall mail to the Warrant Agent five copies of its (x) quarterly reports (containing unaudited financial reports prepared in accordance with generally accepted accounting principles) within sixty days, or at such earlier time as such

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reports are provided under the Investor Rights Agreement of Chart Industries,
Inc., dated September 15, 2003 (hereinafter the "Investor Rights Agreement"), after the close of each of the first three quarters of each fiscal year, and (y) annual reports (containing audited financial reports prepared in accordance with generally accepted accounting principles) within one hundred twenty days, or at such earlier time as such reports are provided under the Investor Rights Agreement, after the close of each fiscal year. The Warrant Agent shall deliver a copy of any of the financial reports it receives under this Section 13(b) to any Holder promptly upon the written request of such Holder given to the Warrant Agent.

     SECTION 14. Adjustment of Exercise Price and Number of Shares Purchasable or Number of Warrants. The Exercise Price, the number of shares of Common Stock purchasable upon the exercise of each Warrant and the number of Warrants outstanding are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 14.

     (a) Changes in Capital Stock. If the Company at any time or from time to time after the date hereof shall (i) pay a dividend or make a distribution of Common Stock, in each case, consisting of shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock (including by means of a stock split), (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue, in a reclassification of the Common Stock, other securities of the Company (including any such reclassification in connection with a consolidation or merger of the Company in which the Company is the surviving entity), the number of Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled upon exercise to receive the kind and number of Shares or other securities of the Company which such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective on the effective date of such event retroactive to the record date, if any, for such event.

     (b) Distributions. If the Company at any time or from time to time after the date hereof shall distribute to all holders of Common Stock (including any such distribution made to the shareholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, shares of another class of its capital stock, cash or other property of any nature (other than distributions and dividends payable in shares of Common Stock), or any options, warrants or other rights to subscribe for or purchase any of the foregoing, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of shareholders entitled to receive such distribution by a fraction, the numerator of which shall be the Market Price (as defined below) per share of Common Stock as of the business day immediately preceding such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company (including any authorized committee thereof, the "Board of Directors"), whose determination shall be conclusive for all purposes and described in a reasonably detailed statement filed with the Warrant Agent) of the portion of the evidences of indebtedness, shares or property so to be distributed (net of the exercise price or purchase price therefor in the case of distribution of options, warrants or other rights to subscribe

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or purchase such indebtedness, shares or other property), applicable to one share, and the denominator of which shall be such Market Price per share of Common Stock as of the business day immediately preceding such record date. Such adjustment shall be made whenever any such distribution is made and shall become effective at the close of business on such record date.

     The term "Market Price" shall mean (x) the average closing price of a share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the date of determination (which shall be the date of exercise of this Warrant in the case such determination results from exercise) as reported on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or (y) if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices during such ten trading day period in the over-the-counter market as reported by the Nasdaq National Market System or any other over-the-counter quotation system or (z) in all other cases, as determined in good faith by the Board of Directors, whose determination shall be conclusive absent manifest error.

     (c) Reorganization, Reclassification, Consolidation, Merger or Sale; Termination Event.

          (i) Subject to Section 14(c)(ii), if any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation or merger of the Company with or into any other person, or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of the Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or other property (whether such stock, securities, cash or other property are issued or distributed by the Company or any other person) with respect to or in exchange for the Common Stock (each such transaction, an "Organic Change"), then, as a condition to consummation of such Organic Change, lawful, enforceable and adequate provision shall be made whereby the Holders of the Warrants shall thereafter have the right to acquire and receive upon exercise of such Warrants, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such Warrants, such shares of stock, securities, cash or other property issuable or payable in the Organic Change with respect to or in exchange for such number of outstanding shares of Common Stock as would have been received upon exercise of such Warrants had such Warrants been exercised immediately before such Organic Change, subject to adjustments for events subsequent to the effective date of such Organic Change as nearly equivalent as may be practicable to the adjustments provided for in this Section 14. The Company shall not effect any Organic Change unless prior to the consummation thereof, the successor entity (if different from the Company) resulting from such consolidation or merger or the entity purchasing, leasing or otherwise acquiring all or substantially all of its assets assumes by written instrument delivered to the Warrant Agent the obligation to deliver to each such Holder such shares of stock, securities, cash or other property as, in accordance with the foregoing provisions, such Holder may be entitled to acquire upon exercise of the Warrants. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving person, or in any contract of sale, merger, conveyance, lease, transfer or otherwise, so that the provisions set forth in this Agreement for the protection of the rights of the Holders of the Warrants shall thereafter continue to be applicable. The foregoing provisions of this Section 14(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, leases or other transfers, provided, that no adjustment under this Section 14(c) shall duplicate an adjustment under Section 14(a) or 14(b). Notwithstanding the foregoing, the adjustments required by this
Section 14(c)(i) shall not apply to any transaction constituting a Termination Event (as defined below).

          (ii) In the event that the Company or its successor entity, as applicable, after the date hereof shall propose to effect (A) a Sale of the Company or (B) a New Initial Public Offering (the consummation of any such transaction is referred to herein as a "Termination Event", provided that no such transaction shall be deemed to be consummated for purposes of this Section 14(c) before the expiration of the notice period relating to the Termination Event required under Section 16), then the Company shall cause written notice of such Termination Event to be filed with the Warrant Agent and to be given to the Holders of the Warrants in the manner and at the time specified in Section 16. The Holders of Warrants shall continue to be entitled to exercise Warrants until such Termination Event (including for such period, if any, as may be required under the final sentence of Section 16), but each Warrant and all rights of any Holder thereof shall automatically be canceled and terminated at the Expiration Time (or such later time, if any, as may be determined in accordance with the final sentence of Section 16) to the extent not exercised prior to such time, and no Warrant may be exercised thereafter. Notwithstanding the foregoing, no such transaction shall constitute a Termination Event, and this Section 14(c)(ii) shall not apply to such transaction, if (x) such transaction is effected pursuant to the terms of the Plan, or (y) one or more Controlling Stockholders (and/or their affiliates) beneficially own (such beneficial ownership to be determined in accordance with Section 13(d) of the Exchange Act and the rules of the SEC promulgated thereunder) more than 20% of the combined Voting Power of the then-outstanding securities of the person surviving such transaction, or the person purchasing, leasing or otherwise acquiring assets of the Company, immediately after consummation of such transaction, or (z) one or more Controlling Stockholders (and/or their affiliates) have the right under any contractual agreement to cause to be elected a majority of the Directors of the person surviving such transaction, or the person purchasing, leasing or otherwise acquiring assets of the Company, immediately after consummation of such transaction.

          (iii) As used in this Agreement, the following capitalized terms shall have the following meanings:

     "Controlling Stockholders" means OCM Principal Opportunities Fund II, L.P., a Delaware limited partnership, and Audax Chart LLC, a Delaware limited liability company, and their successors as Required Controlling Holder(s) entitled to designate a majority of Directors pursuant to Section 7A(ii)(b) and/or (e) of the Investor Rights Agreement.

     "Director" means a member of the Board of Directors of the Company or any successor entity (including a successor by purchase, lease or other acquisition of all or substantially all of the assets of the Company).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

     "New Initial Public Offering" means the initial public offering of shares of Common Stock pursuant to a Registration Statement filed at any time after the Company has ceased to be required to file reports with the SEC pursuant to
Section 13 or Section 15(d) of the Exchange Act.

     "Registration Statement" means a registration statement filed by the Company with the SEC for a public offering and sale of Common Stock by the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Sale of the Company" means any consolidation or merger of the Company with or into any other person (other than a Controlling Stockholder or any affiliate thereof), or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person (other than a Controlling Stockholder or any affiliate thereof), which, in either case, results upon consummation thereof in: (i) any person or group, other than a Controlling Stockholder (and/or any affiliate thereof), becoming the beneficial owner (such beneficial ownership to be determined in accordance with Section 13(d) of the Exchange Act and the rules of the SEC promulgated thereunder) of more than 50% of the combined Voting Power of the then-outstanding securities of (A) the person surviving such transaction (in the case of a consolidation or merger) or
(B) the person purchasing, leasing or otherwise acquiring assets of the Company (in the case of a sale, lease or other transfer of all or substantially all of the assets of the Company); or (ii) the stockholders of the Company immediately prior to such transaction failing to receive in such transaction in exchange for, or upon conversion of, or otherwise in respect of their shares of Company stock, equity securities (including shares of Company stock retained by such stockholders) representing legal or beneficial ownership (such beneficial ownership to be determined in accordance with Section 13(d) of the Exchange Act and the rules of the SEC promulgated thereunder) immediately after such transaction of at least 50% of the combined Voting Power of the then-outstanding securities of (A) the person surviving such transaction (in the case of a consolidation or merger) or (B) the person purchasing, leasing or otherwise acquiring assets of the Company (in the case of a sale, lease or other transfer of all or substantially all of the assets of the Company). Notwithstanding the foregoing, a "Sale of the Company" shall not be deemed to have occurred for purposes of this Agreement solely because of a merger, consolidation or sale, lease or other transfer of all or substantially all of the assets of any Company subsidiary, unless the assets of such subsidiary represent substantially all of the assets of the Company.

     "Voting Power" means, at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

     (d) Other Dilutive Events. The Board of Directors shall make such additional adjustments in application of such provisions as it deems necessary or appropriate in its sole discretion, to effectuate the essential intent and principles established in paragraphs (a) through (c) above, necessary to preserve the purchase rights represented by each Warrant.

     (e) No De Minimis Adjustment. No adjustment in the number of Shares purchasable upon exercise of a Warrant shall be required unless such adjustment would require an increase or decrease of at least one percent (1.0%) in the number of Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments that by reason of this Section 14(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest cent and to the nearest one-hundredth of a share, as the case may be.

     (f) Exercise Price Adjustment. Whenever the number of shares of Common Stock purchasable upon the exercise of any Warrant is adjusted as herein provided (whether or not the Company then or thereafter elects to issue additional Warrants in substitution for an adjustment in the number of Shares as provided in Section 14(h)), the Exercise Price payable upon exercise of such Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of such Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter (calculated, in each case, assuming that the Company does not elect to issue additional Warrants in substitution for an adjustment in the number of Shares purchasable upon exercise of a Warrant under
Section 14(h), whether or not the Company does in fact so elect).

     (g) Common Stock: Other Securities. For the purpose of this Section 14, the term "shares of Common Stock" shall mean (i) the shares of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, as a result of an adjustment made pursuant to Sections 14(a) or 14(c), the Holders of Warrants shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the applicable Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to such shares contained in Section 14(a) through (f), inclusive, above, and the provisions contained in this Agreement with respect to such shares, shall apply on like terms to any such other shares.

     (h) Issuance of Additional Warrants in Lieu of Adjustment. The Company may elect, in its sole discretion, on or after the date of any adjustment required by Section 14(a), to adjust the number of Warrants in substitution for an adjustment in the number of Shares purchasable upon the exercise of a Warrant. Each of the Warrants outstanding after such adjustment of the number of Warrants shall be exercisable for the same number of Shares as immediately prior to such adjustment. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest one-hundredth) obtained by dividing the applicable Exercise Price in effect prior to adjustment of such Exercise Price by the applicable Exercise Price in effect after adjustment of such Exercise Price. The Company shall notify the Holders of Warrants of its election to adjust the number of Warrants in the same manner as provided in the first paragraph of Section 16, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made, and shall give prompt written notice thereof to the Warrant Agent. This record date may be the date on which the Exercise Price is adjusted or any day thereafter. Upon each adjustment of the number of Warrants pursuant to this
Section 14(h) the Company shall, as promptly as practicable, cause to be distributed to Holders on such record date Warrant Certificates evidencing, subject to Section 15, the additional Warrants to which such Holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such Holders of record in substitution and replacement for the Warrant Certificates held by such Holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Warrant Certificates evidencing all the Warrants to be issued, executed and registered in the manner specified in Sections 4 and 5 (and which may bear, at the option of the Company, the applicable adjusted Exercise Price) and shall be registered in the names of the Holders on the record date specified in the notice.

     (i) No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action or agreement, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrants against dilution, exercise or other impairment as described herein.

     (j) Changes to Form of Warrant Certificate. Irrespective of any adjustments in an Exercise Price or the number or kind of shares of Common Stock purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares of Common Stock as are stated in the Warrants initially issuable pursuant to this Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate (including the rights, duties or obligations of the Warrant Agent), and any Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

     SECTION 15. Fractional Shares. Notwithstanding any adjustment pursuant to
Section 14 in the number of Shares purchasable upon the exercise of a Warrant, the Company shall not be required to issue fractions of Shares upon exercise of the Warrants, or to distribute certificates which evidence fractional Shares. If Warrant Certificates evidencing more than one Warrant shall be surrendered for exercise at one time by the same Holder, the number of full Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Warrants so surrendered. If any fraction of a share of Common Stock would, except for the provisions of this Section 15, be issuable upon exercise of any Warrant or Warrants, the Company shall, at its election, upon the exercise of such Warrant or Warrants, either (a) purchase such fraction for an amount in cash equal to such fraction of the Market Price (as determined pursuant to Section 14(b)) of a share of Common Stock, or (b) round up the number of Shares issued upon exercise of such Warrant or Warrants to the next whole integer.

     SECTION 16. Notices to Holders of Warrants. Upon any adjustment of the number of Shares purchasable upon exercise of each Warrant, any Exercise Price or the number of Warrants outstanding including any adjustment pursuant to
Section 14, the Company, within ten calendar days thereafter, shall (i) cause to be filed with the Warrant Agent a certificate signed by an Officer setting forth the event giving rise to such adjustment, such Exercise Price and either the number of Shares purchasable upon exercise of each Warrant or the additional number of Warrants to be issued for each previously outstanding Warrant, as the case may be, after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such adjustment was made, and
(ii) cause the Warrant Agent to give to each of the registered Holders of the Warrant Certificates at such Holder's address appearing on the Warrant Register, written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 16. Absent manifest error, the Warrant Agent shall be fully protected in relying in good faith on any such certificate and in making any adjustment described therein and shall have no duty with respect to, and shall not be deemed to have knowledge of, any adjustment unless and until it shall have received such a certificate.

     In case:

     (a) the Company shall order, declare, make or pay any dividend payable in any securities upon its shares of Common Stock or make any distribution to the holders of its shares of Common Stock; or

     (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into shares of Common Stock or any right to subscribe thereto; or

     (c) of any reclassification of the capital stock of the Company (other than a subdivision or combination of outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company, or of any other Organic Change; or

     (d) there shall be a dissolution, liquidation or winding up of the Company, or any action is proposed that would result in a Termination Event;

then the Company shall cause prompt written notice of such event to be filed with the Warrant Agent and shall cause the Warrant Agent to give written notice of such event to each of the registered Holders of the Warrant Certificates at such Holder's address appearing on the Warrant Register, by first-class mail, postage prepaid, such giving of notice and publication to be completed at least twenty calendar days (or thirty calendar days in the case of a Termination Event) prior to the date fixed as a record date or the date of closing the transfer books (or, if no such record date or date of closing of transfer books is set or required in connection with an event specified in clause (c) or (d) above, twenty calendar days prior to the consummation of any event specified in clause (c) or (d) above other than a Termination Event and thirty calendar days prior to the consummation of any Termination Event) for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or for the determination of stockholders entitled to vote on such proposed merger, sale or other Organic Change or such dissolution, liquidation or winding up or Termination Event. Such notice shall specify such record date or the date of closing the transfer books (or the anticipated date of the event, if no such record date or date of closing of transfer books is set or required in connection with an event specified in clause (c) or (d) above), as the case may be. No notice of a Termination Event shall be deemed to be an assurance that the underlying transaction will be completed, and any such notice may set forth, without limitation, the contingencies to which any such transaction is subject. The failure to give the notice required by this Section 16 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, dissolution, liquidation or winding up or the vote upon or any other action taken in connection therewith, but, notwithstanding any other provision hereof, no termination of the Warrants as a result of any Termination Event shall be effective until at least thirty calendar days after the notice of the Termination Event shall have been given.

     SECTION 17. Warrant Agent. The Warrant Agent undertakes only the duties and obligations expressly imposed by this Agreement and the Warrant Certificate, in each case upon the following terms and conditions, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound:

     (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the accuracy of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. Except as otherwise provided herein, the Warrant Agent assumes no responsibility with respect to the execution, delivery or distribution of the Warrant Certificates.

     (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company, nor shall it at any time be under any duty or responsibility to any Holder of a Warrant to make or cause to be made any adjustment in any Exercise Price or in the number of Shares issuable upon exercise of any Warrant (except as instructed by the Company), or to determine whether any facts exist that may require any such adjustments, or with respect to the nature or extent of or method employed in making any such adjustments when made.

     (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may also be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or any Holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel, absent gross negligence, bad faith or willful misconduct (each as determined by a final order, judgment, ruling or decree of a court of competent jurisdiction) in the selection and continued retention of such counsel and the reliance on such counsel's advice.

     (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any Holder of any Warrant Certificate for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

     (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent under this Agreement, to reimburse the Warrant Agent upon demand for all reasonable expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the preparation, administration, delivery, execution and amendment of this Agreement and the performance of its duties under this Agreement and to indemnify the Warrant Agent and save it harmless against any and all losses, liabilities and reasonable expenses, including judgments, damages, fines, penalties, claims, demands, settlements, costs and reasonable counsel fees and expenses, for anything done or omitted by the Warrant Agent arising out of or in connection with this Agreement except as a result of its gross negligence, bad faith or willful misconduct (each as determined by a final order, judgment, ruling or decree of a court of competent jurisdiction). The reasonable costs and expenses incurred by the Warrant Agent in enforcing the right to indemnification shall be paid by the Company unless it is determined by a final order, judgment, decree or ruling of a court of competent jurisdiction that the Warrant Agent is not entitled to indemnification due to its gross negligence, bad faith or willful misconduct.

     (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered Holders of Warrant Certificates furnishes the Warrant Agent with reasonable security and indemnity for any costs or expenses that may be incurred. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery or judgment shall be for the ratable benefit of the registered Holders of the Warrants, as their respective rights or interests may appear.

     (g) The Warrant Agent, and any stockholder, affiliate, director, officer or employee thereof, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company is interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it was not the Warrant Agent under this Agreement, or a stockholder, director, officer or employee of the Warrant Agent, as the case may be. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

     (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in connection with this Agreement except in connection with its own gross negligence, bad faith or willful misconduct (each as determined by a final order, judgment, decree or ruling of a court of competent jurisdiction). In no event will the Warrant Agent be liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever, even if the Warrant Agent has been advised of the possibility of such loss or damage. Any liability of the Warrant Agent under this Agreement to the Company will be limited to the amount of fees paid by the Company to the Warrant Agent.

     (i) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

     (j) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due and validly authorized execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its due and validly authorized countersignature thereof), nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of the Shares to be issued pursuant to this Agreement or any Warrant Certificate or as to whether the Shares will when issued be validly issued, fully paid and nonassessable or as to the Exercise Price or the number of Shares issuable upon exercise of any Warrant.

     (k) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from an Officer or any Vice President, the Treasurer, the Secretary or an Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Warrant Agent and the Warrant Agent shall not be liable for any action taken, suffered to be taken, or omitted to be taken by it in good faith in accordance with instructions of any such officer or in good faith reliance upon any statement signed by any one of such officers of the Company with respect to any fact or matter (unless other evidence in respect thereof is herein specifically prescribed) which may be deemed to be conclusively proved and established by such signed statement.

     (l) No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     (m) If the Warrant Agent shall receive any notice or demand (other than notice of or demand for exercise of Warrants) addressed to the Company by the Holder of the Warrant Certificates pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

     (n) The provisions of this Section 17 shall survive the termination of this Agreement, the exercise or expiration of the Warrants and the resignation or removal of the Warrant Agent.

     SECTION 18. Change of Warrant Agent. If the Warrant Agent resigns (such resignation to become effective not earlier than ninety calendar days after the giving of written notice thereof to the Company and the registered Holders of Warrant Certificates) or shall be adjudged a bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property or affairs or shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay or meet its debts generally as they become due, or if an order of any court shall be entered approving any petition filed by or against the Warrant Agent under the provisions of bankruptcy laws or any similar legislation, or if a receiver, trustee or other similar official of it or of all or any substantial part of its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation, protection, relief, winding up or liquidation, or becomes incapable of acting as Warrant Agent or if the Board of Directors by resolution removes the Warrant Agent (such removal to become effective not earlier than thirty calendar days after the filing of a certified copy of such resolution with the Warrant Agent and the giving of written notice of such removal to the registered holders of Warrant Certificates), the Company shall appoint a successor to the Warrant Agent. If the Company fails to make such appointment within a period of thirty calendar days after such removal or after it has been so notified in writing of such resignation or incapacity by the Warrant Agent or by the registered Holder of a Warrant Certificate (in the case of incapacity), then the registered Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a bank or trust company, in good standing, incorporated under the laws of any state or of the United States of America, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority and having a combined capital and surplus of not less than $25,000,000. The combined capital and surplus of any such successor Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent report of its condition published prior to its appointment pursuant to law or to the requirements of a federal or state supervising or examining authority. As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the registered Holders of the Warrant Certificates at such Holder's address appearing on the Warrant Register. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed. The former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder and execute and deliver, at the expense of the Company, any further assurance, conveyance, act or deed necessary for these purposes. Failure to give any notice provided for in this Section 18 or any defect therein shall not affect the legality or validity of the removal of the Warrant Agent or the appointment of a successor Warrant Agent, as the case may be.

     SECTION 19. Merger, Consolidation or Change of Name of Warrant Agent. Any person into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any person resulting from any merger, conversion or consolidation to which the Warrant Agent is a party, or any person succeeding to the shareholder services business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any document or any further act on the part of any of the parties hereto, if such person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 18. If any of the Warrant Certificates have been countersigned but not delivered at the time such successor to the Warrant Agent succeeds under this Agreement, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and if at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

     If at any time the name of the Warrant Agent is changed and at such time any of the Warrant Certificates have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name; and if at that time any of the Warrant Certificates have not been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

     SECTION 20. Miscellaneous.

     (a) Warrantholder Not Deemed a Stockholder. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the Holders the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

     (b) Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by any registered Holder of any Warrant Certificate to or on the Company shall be sufficiently given or made if sent by certified mail, return receipt requested, or by nationally recognized overnight courier service, addressed (until another address is filed in writing by the Company with the Warrant Agent), or by facsimile transmission with receipt confirmed, or by personal delivery as follows:

          Chart Industries, Inc.
          5885 Landerbrook Drive
          Cleveland, Ohio 44124
          Facsimile: (440) 753-1491
          Attention: Chief Financial Officer

     If the Company fails to maintain such office or agency or fails to give such notice of any change in the location thereof, presentation may be made and notices and demands may be served at the principal office of the Warrant Agent.

     Any notice pursuant to this Agreement to be given by the Company or by any registered Holder of any Warrant Certificate to the Warrant Agent shall be sufficiently given if sent by certified mail, return receipt requested, or by nationally recognized overnight courier service, addressed (until another address is filed in writing by the Warrant Agent with the Company), or by facsimile transmission with receipt confirmed, or by personal delivery as follows (the "Warrant Agent Office"):

          National City Bank
          Corporate Trust Administration
          P.O. Box 94915
          Cleveland, Ohio 44101
          Facsimile No.: (216) 222-2649
          Attention: Sharon R. Boughter

     If the Warrant Agent shall receive any notice or demand addressed to the Company by the Holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

     (c) Payment of Taxes and Charges. The Company will from time to time promptly pay to the Warrant Agent, or make provisions satisfactory to the Warrant Agent for the payment of, all taxes and charges that may be imposed by the United States or any state upon the Company or the Warrant Agent in connection with the issuance or delivery of Shares upon the exercise of any Warrants, but any taxes or charges in connection with the issuance of Warrant Certificates or certificates for Shares in any name other than that of the registered Holder of the Warrant Certificate surrendered shall be paid by such registered Holder; and, in such case, the Company shall not be required to issue or deliver any Warrant Certificate or certificate for Shares until such taxes or charges shall have been paid or it has been established to the Company's satisfaction that no tax or charge is due. The Warrant Agent shall have no duty or obligation under this Section 20(c) unless and until it is satisfied that all such taxes and/or charges have been paid.

     (d) Entire Agreement; Amendments. This Agreement constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement may not be amended or supplemented and no provision hereof may be waived, except in a writing signed by both the Company and the Warrant Agent and with the prior written consent of Holders of the Warrants exercisable for a majority of the Shares then issuable upon exercise of the Warrants then outstanding; provided, however, that the Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, manifest error or other mistake in this Agreement, or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and the Warrant Agent may deem necessary or desirable and that shall not adversely affect, alter or change the interests of the Holders of the Warrants; and provided, further, that each amendment or supplement that decreases the Warrant Agent's rights or increases its duties and responsibilities hereunder shall also require the prior written consent of the Warrant Agent. Notwithstanding any of the foregoing, the Company may not increase the Exercise Price, shorten the duration of the Warrants, or change the securities or other property for which Warrants are exercisable without the consent of each of the Holders affected thereby.

     (e) Payments for Consent. The Company shall not directly or indirectly pay or cause to be paid any consideration, whether by way of fee or otherwise, to any Holder of any Warrants for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Agreement or the Warrant Certificates unless such consideration is offered to be paid or agreed to be paid to all Holders of the Warrants which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or amendment.

     (f) Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     (g) Governing Law Venue and Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State, irrespective of any contrary result otherwise required by applicable conflict or choice of law rules. Each party hereto consents and submits to the jurisdiction of the courts of the State of Delaware and of the federal courts of the District of Delaware in connection with any action or proceeding brought against it that arises out of or in connection with, that is based upon, or that relates to this Agreement or the transactions contemplated hereby. In connection with any such action or proceeding in any such court, each party hereto hereby waives personal service of any summons, complaint or other process and hereby agrees that service thereof may be made in accordance with the procedures for giving notice set forth in Section 20(b) hereof. Each party hereto hereby waives any objection to jurisdiction or venue in any such court in any such action or proceeding and agrees not to assert any defense based on lack of jurisdiction or venue in any such court in any such action or proceeding.

     (h) Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered Holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

     (i) Holder of Warrant May Enforce Rights. Notwithstanding any other provision of this Agreement, any Holder of a Warrant Certificate, without the consent of the Warrant Agent, the holder of any Shares or the Holder of any other Warrant Certificate, may, in his, her or its own behalf and for his, her or its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, his, her or its right to exercise the Warrants evidenced by his, her or its Warrant Certificate in the manner provided in the Warrant Certificate and in this Agreement.

     (j) Obtaining of Governmental Permits. The Company will from time to time, take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities act filings under United States federal and state laws which may be or become required in connection with the issuance, sale, transfer and delivery of the Shares issued upon exercise of the

Warrants, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrants, or upon the expiration of the period during which the Warrants are exercisable.

     (k) Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     (l) Headings. The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and in no way modify or restrict any of the terms or provisions hereof.

     (m) Meaning of Terms Used in Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any references to any federal, state, local or foreign statute or law shall also refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. Unless the context otherwise requires: (i) a term has the meaning assigned to it by this Agreement; (ii) forms of the word "include" mean that the inclusion is not limited to the items listed; (iii) "or" is disjunctive but not exclusive; (iv) words in the singular include the plural, and in the plural include the singular; (v) provisions apply to successive events and transactions; (vi) "hereof", "hereunder", "herein" and "hereto" refer to the entire Agreement and not any section or subsection; (vii) "business day" means any day, except for Saturday and Sunday, on which banks are not required or authorized by law or executive order to close in New York, New York; (viii) "affiliate" shall have the meaning specified in Rule 12b-2 of the Exchange Act;
(ix) "control" shall have the meaning specified in Rule 12b-2 of the Exchange Act; (x) "person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof; and (xi) references to sections are references to sections of this Agreement. Additional terms used in this Agreement are defined in Section 14(c)(iii).

     (n) Severability. If any part of this Agreement shall be held to be invalid or unenforceable by any court, or regulatory agency or body, such invalidity or unenforceability shall attach only to such part and shall not affect the validity or enforceability of the rest of this Agreement.

                      [The next page is the signature page]

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed and delivered as of the day and year first above written.

                                        CHART INDUSTRIES, INC.


                                        By: /s/ Michael F. Biehl
                                            --------------------------
                                            Name: Michael F. Biehl
                                            Title: Chief Financial Officer and
                                                   Treasurer


                                        NATIONAL CITY BANK,
                                        as Warrant Agent


                                        By: /s/ Sharon R. Boughter
                                            --------------------------
                                            Name: Sharon R. Boughter
                                            Title: Officer

                                    EXHIBIT A

                      [FORM OF FACE OF WARRANT CERTIFICATE]

                          VOID AFTER SEPTEMBER 15, 2010

NO REGISTRATION OR TRANSFER OF THE SECURITIES ISSUABLE PURSUANT TO THE WARRANTS WILL BE RECORDED ON THE BOOKS OF THE COMPANY UNTIL THE PROVISIONS OF SECTION 6 OF THE WARRANT AGREEMENT HAVE BEEN COMPLIED WITH.

No.                                       WARRANTS TO PURCHASE
                                                               -----------------
---------------                           SHARES OF COMMON STOCK

                             CHART INDUSTRIES, INC.

                        WARRANTS TO PURCHASE COMMON STOCK

     This Warrant Certificate ("Warrant Certificate") certifies that          or
                                                                     --------
its registered assigns, is the registered holder of Warrants (the "Warrant") of Chart Industries, Inc., a Delaware corporation (the "Company"), to purchase the number of shares (the "Shares") of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company set forth above. The Warrants expire on the earlier to occur of (i) 5:00 p.m., Eastern Time on September 15, 2010, or (ii) the time of consummation of a transaction constituting a Termination Event (as described in Section 14(c) of the Warrant Agreement related hereto) (the "Expiration Time") and entitle the holder to purchase from the Company the number of fully paid and nonassessable Shares set forth above (subject to adjustment under the Warrant Agreement) at the exercise price (the "Exercise Price") multiplied by the number of Shares set forth above (the "Exercise Amount"), payable in the manner otherwise set forth below to the Warrant Agent at its corporate office, no later than 5:00 p.m., Eastern Time, on the business day immediately prior to the Settlement Date (as defined in the Warrant Agreement). The initial Exercise Price shall be $32.97.

     Subject to the terms and conditions set forth herein and in the Warrant Agreement, the Warrants represented by this certificate may be exercised by the Holder thereof, by:

          (i) providing written notice of such election ("Warrant Exercise Notice") to exercise the Warrants to the Warrant Agent at the address set forth in the Warrant Agreement, "Re: Chart Industries, Inc. Warrant Exercise", by certified mail, return receipt requested, by nationally recognized overnight courier service, by hand or by facsimile, no later than the Expiration Time, which Warrant Exercise Notice shall be in the form of an election to purchase Shares of the Company substantially in the form set forth in Exhibit B to the Warrant Agreement, properly completed and executed by the Holder;

          (ii) delivering no later than 5:00 p.m., Eastern Time, on the business day immediately prior to the Settlement Date the Warrant Certificate(s) evidencing such Warrants to the Warrant Agent; and

          (iii) paying the applicable Exercise Amount, together with any applicable taxes and governmental charges (a) in cash (including by wire transfer in immediately available funds to an account designated by the Company), (b) by an official bank check or cashier's check, (c) by Cashless Exercise (as defined in the Warrant Agreement), or (d) by any combination of the foregoing.

     The Exercise Price and the number of shares of Common Stock purchasable upon exercise of the Warrants represented by this Certificate are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

     No Warrant may be exercised after the Expiration Time. After the Expiration Time, the Warrants will become wholly void and of no value.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

     This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

Dated:
       ------------------                           CHART INDUSTRIES, INC.


                                                    By:
                                                        ------------------------
                                                    Name:
                                                    Title:

Countersigned:


--------------------------------------
as Warrant Agent


By:
    ----------------------------------
Name:
Title:

                                    EXHIBIT A

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

                             CHART INDUSTRIES, INC.

     The Warrants evidenced by this Warrant Certificate are a part of a duly authorized issue of Warrants to purchase a maximum of 280,281 shares (as adjusted from time to time) of Common Stock issued pursuant to that certain Warrant Agreement, dated as of September 15, 2003 (the "Warrant Agreement"), duly executed and delivered by the Company and National City Bank, as Warrant Agent (the "Warrant Agent"). The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be inspected at the Warrant Agent Office and is available upon written request addressed to the Company. All capitalized terms used herein but not defined that are defined in the Warrant Agreement shall have the meanings assigned to them therein.

     Warrants may be exercised to purchase Shares from the Company from the Consummation Date through the Expiration Time, at the Exercise Price set forth on the face hereof, subject to adjustment as described in the Warrant Agreement. Subject to the terms and conditions set forth herein and in the Warrant Agreement, the Holder of the Warrants evidenced by this Warrant Certificate may exercise such Warrant by:

          (i) providing a Warrant Exercise Notice to the Warrant Agent at the address set forth in the Warrant Agreement, "Re: Chart Industries, Inc. Warrant Exercise", by certified mail, return receipt requested, by nationally recognized overnight courier service, by hand or by facsimile, no later than the Expiration Time, which Warrant Exercise Notice shall be in the form of an election to purchase Shares of Common Stock of the Company substantially in the form set forth in Exhibit B to the Warrant Agreement, properly completed and executed by the Holder;

          (ii) delivering no later than 5:00 p.m., Eastern Time, on the business day immediately prior to the Settlement Date, the Warrant Certificates evidencing such Warrants to the Warrant Agent; and

          (iii) paying the applicable Exercise Amount, together with any applicable taxes and governmental charges (a) in cash (including by wire transfer in immediately available funds to an account designated by the Company), (b) by an official bank check or cashier's check, (c) by Cashless Exercise, or (d) by any combination of the foregoing.

     The Exercise Amount shall be payable by wire transfer in immediately available funds of the Exercise Amount to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or by delivery of an official bank check or cashier's check in immediately available funds of the Exercise Amount to the Warrant Agent at its corporate office,

                                      A-R-1
no later than 5:00 p.m., Eastern Time, on the business day immediately prior to the Settlement Date. The initial Exercise Price shall be $32.97.

     In the event that upon any exercise of the Warrants evidenced hereby the number of Shares actually purchased shall be less than the total number of Shares purchasable upon exercise of the Warrants evidenced hereby, there shall be issued to the holder hereof, or such holder's assignee, a new Warrant Certificate evidencing the Warrants to purchase the Shares not so purchased. No adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Warrant. After the Expiration Time, unexercised Warrants shall become wholly void and of no value.

     The Company shall not be required to issue fractions of Shares or any certificates that evidence fractional Shares. If any fraction of a share of Common Stock would, except for the provisions of the preceding sentence, be issuable upon exercise of any Warrant or Warrants, the Company shall, at its election, either (i) purchase such fraction for an amount in cash equal to such fraction of the Market Price (as defined in the Warrant Agreement) of a share of Common Stock or (ii) round up the number of Shares issued upon exercise of such Warrant or Warrants to the next whole integer.

     Warrant Certificates, when surrendered at the Warrant Agent Office by the Holder thereof in person or by a legal representative or attorney duly authorized in writing, or by mail may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants to purchase in the aggregate a like number of Shares.

     No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws. The Company or the Warrant Agent may require that, to the extent reasonable as a condition to any sale, exchange or transfer of a Warrant that the holder deliver to the Company and the Warrant Agent an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company, to the effect that such sale, exchange or transfer is made in compliance with the Securities Act and all applicable state securities laws or pursuant to an exempt transaction under the Securities Act and such state securities laws. The provisions of this paragraph shall not apply to the exercise of any Warrants to the extent that the Shares issued upon such exercise (and any unexercised portion of the Warrant so exercised) shall be issued to the same Holder that exercised such Warrants.

     The Company and Warrant Agent may deem and treat the Holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                                      A-R-2

                                    EXHIBIT B

                         [FORM OF ELECTION TO EXERCISE]

                  (TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

     The undersigned hereby irrevocably elects to exercise the right,
represented by this Warrant Certificate, to purchase          shares of Common
                                                     --------
Stock of Chart Industries, Inc. (the "Company") at the Exercise Price of
                                                                         ------
per share. The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby.

     The undersigned represents, warrants and promises that it has delivered or
will deliver in payment for such Shares $        by wire transfer in immediately
                                         -------
available funds of the Exercise Amount to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or by delivery of an official bank check or cashier's check in immediately available funds of the Exercise Amount and the remainder of such Exercise Amount, if any, to be paid in the form of surrender of Warrants pursuant to a Cashless Exercise (as defined in
the Warrant Agreement) for        Shares of Common Stock at the current Cashless
                           ------
Exercise Ratio (as defined in the Warrant Agreement) to the Warrant Agent at its corporate office, no later than 5:00 p.m., Eastern Time, on the business day immediately prior to the Settlement Date.

     The undersigned requests that a certificate representing the Shares be registered and delivered as follows:

                                                 -------------------------------
                                                              Name

                                                 -------------------------------
                                                             Address

                                                 -------------------------------
                                                 Delivery Address (if different)

     If such number of Shares is less than the aggregate number of Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the balance of such Shares shall be registered and delivered as follows:

                                                 -------------------------------
                                                              Name

                                                 -------------------------------
                                                             Address

                                                 -------------------------------
                                                 Delivery Address (if different)


---------------------------------                -------------------------------
Social Security or Other Taxpayer                           Signature
Identification Number of Holder

                                                 Note: The above signature must
                                                 correspond with the name as
                                                 written upon the face of this
                                                 Warrant Certificate in every
                                                 particular, without alteration
                                                 or enlargement or any change
                                                 whatsoever. If the certificate
                                                 representing the Shares or any
                                                 Warrant Certificate
                                                 representing Warrants not
                                                 exercised is to be registered
                                                 in a name other than that in
                                                 which this Warrant Certificate
                                                 is registered, the signature
                                                 of the holder hereof must be
                                                 guaranteed

SIGNATURE GUARANTEED:

                                    EXHIBIT C

                              [FORM OF ASSIGNMENT]

                (TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH
               HOLDER DESIRES TO TRANSFER THE WARRANT CERTIFICATE)

     FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto [GRAPHIC OMITTED]

                       ----------------------------------
                                Name of Assignee

                       ----------------------------------
                               Address of Assignee

this Warrant Certificate, together with all right, title and interest therein,
and does irrevocably constitute and appoint                        attorney, to
                                            ----------------------
transfer the within Warrant Certificate to purchase       shares of Common Stock
                                                    -----
to which the Warrant Certificate relates on the books of the Warrant Agent, with full power of substitution.


         ------------------                      -------------------------------
                Dated                                      Signature

                                                 Note: The above signature must
                                                 correspond with the name as
                                                 written upon the face of this
                                                 Warrant Certificate in every
                                                 particular, without alteration
                                                 or enlargement or any change
                                                 whatsoever

Social Security or Other Taxpayer
Identification Number of Assignee

SIGNATURE GUARANTEED:

                                       C-1